                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 15, 1999


                         SAKS CREDIT CARD MASTER TRUST
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)

     Not Applicable                333-28811-01         Not Applicable
     --------------                ------------         --------------
     (State or Other               (Commission          (IRS Employer
      Jurisdiction of               File Number)         Identification No.)
      Incorporation)

                140 Industrial Drive, Elmhurst, Illinois, 60126
             -----------------------------------------------------
        (Addresses of Principal Executive Offices, including Zip Code)

                                (630) 516-8080
                ----------------------------------------------
             (Registrant's Telephone Number, including Area Code)
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Item 5.    Other Events.
------     ------------

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of November 1999, to the Series 1997-2 Certificateholders on December 15, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of November 1999, to the Series 1998-1 Certificateholders on December 15, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of November 1999, to the Series 1998-2 Certificateholders on December 15, 1999.

     Saks Incorporated, as Servicer under the Saks Credit Card Master Trust, distributed the Monthly Certificateholders' Statement for the month of November 1999, to the Series 1999-1 Certificateholders on December 15, 1999.


Item 7.    Financial Statements, Pro Forma Financial Information, and Exhibits.
------     -------------------------------------------------------------------
     (c)    Exhibits.

            The following exhibits are filed herewith:

     Exhibit No.   Description
     -----------   -----------
     99.1          Series 1997-2 Monthly Certificateholders' Statement for the
                   month of November 1999

     99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of November 1999

     99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of November 1999

     99.4 Series 1999-1 Monthly Certificateholders' Statement for the month of November 1999

                                      -2-
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SAKS INCORPORATED, as Servicer under the SAKS CREDIT CARD MASTER TRUST
                                (Registrant)



                                 /s/ Charles J. Hansen
                                     ------------------------
                                     Charles J. Hansen
                                     Senior Vice President and
                                     Associate General Counsel



Date:  December 15, 1999

                                      -3-
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                               INDEX TO EXHIBITS
                               -----------------


   Exhibit
   -------

   99.1 Series 1997-2 Monthly Certificateholders' Statement for the month of November 1999

   99.2 Series 1998-1 Monthly Certificateholders' Statement for the month of November 1999

   99.3 Series 1998-2 Monthly Certificateholders' Statement for the month of November 1999

   99.4 Series 1999-1 Monthly Certificateholders' Statement for the month of November 1999